SUPPLEMENT

[GRAPHIC OMITTED]

SUPPLEMENT DATED NOVEMBER 12, 1996 TO PROSPECTUS DATED AUGUST 29, 1996

--------------------------------------------------------------------------------
VOYAGEUR GROWTH AND INCOME FUND
VOYAGEUR GROWTH STOCK FUND
VOYAGEUR INTERNATIONAL EQUITY FUND
VOYAGEUR AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

The table entitled "CDSC as a % of Amount Redeemed for Investments of $1,000,000 or More" on page 22 of the Prospectus dated August 29, 1996 is hereby amended by replacing it with the following:


CDSC as a % of Amount Redeemed
for Investments of $1,000,000 or More
---------------------------------------------
First year after purchase                1.0%
Second year after purchase               1.0
Thereafter                               0.0
---------------------------------------------


                                     PART B

                         VOYAGEUR GROWTH AND INCOME FUND
                           VOYAGEUR GROWTH STOCK FUND
                       VOYAGEUR INTERNATIONAL EQUITY FUND
                         VOYAGEUR AGGRESSIVE GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION
            DATED AUGUST 29, 1996, AS SUPPLEMENTED NOVEMBER 12, 1996

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of the Funds dated August 29, 1996, as supplemented. A copy of the Prospectus or this Statement of Additional Information may be obtained free of charge by contacting the Funds at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Telephone: (612) 376-7000 or Toll Free (800) 553-2143.

                                TABLE OF CONTENTS

                                                                                                PAGE

Investment Policies and Restrictions............................................................B-2
Directors and Executive Officers of the Company.................................................B-21
The Underwriter; Advisory, Sub-Advisory and Administrative
       Services Agreement; Expenses; Distribution Expenses and Brokerage........................B-24
Distributions to Shareholders and Taxes.........................................................B-33
Net Asset Value and Public Offering Price.......................................................B-36
Special Purchase Plans..........................................................................B-37
Calculation of Performance Data.................................................................B-40
Monthly Cash Withdrawal Plan....................................................................B-42
Additional Information..........................................................................B-43
Appendix A - - Common Stock, Corporate Bond, Preferred Stock and Commercial
         Paper Ratings...........................................................................A-1
Appendix B - - Stock Index Futures Contracts and Related Options.................................B-1

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information or the Prospectus dated August 29, 1996 (as supplemented November 12, 1996), and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Statement of Additional Information at any time shall not imply that there has been no change in the affairs of a Fund since the date hereof.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The investment objectives and policies of Voyageur Growth and Income Fund ("Growth and Income Fund"), Voyageur Growth Stock Fund ("Growth Stock Fund"), Voyageur International Equity Fund ("International Equity Fund") and Voyageur Aggressive Growth Fund (the "Aggressive Growth Fund") (collectively, the "Funds") are set forth in the combined Prospectus relating to the Funds. Each Fund is a series of Voyageur Mutual Funds III, Inc. (the "Company"), an open-end investment company which currently offers its shares in five series. Supplemental information is set out below concerning certain of the securities and other instruments in which the Funds may invest, the investment techniques and strategies that the Funds may utilize and certain risks involved with those investments, techniques and strategies.

GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Securities") in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, each Fund invests in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment sub-adviser ("the Sub-Adviser") (in the case of Growth and Income Fund and International Equity
Fund), or Voyageur Fund Managers, Inc., the Fund's investment adviser ("Voyageur" or the "Adviser"), determines that the instrumentality's credit risk does not make its securities unsuitable for investment by a Fund.

REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements. When investing in a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Generally, repurchase agreements are of short duration--usually less than a week--but on occasion may be for longer periods. Such transactions afford the Funds the opportunity to earn a return on temporarily available cash. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U. S. Government, the obligation of the seller is not guaranteed by the U. S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the respective Fund would attempt to dispose of the underlying security in the market or would hold the underlying security until maturity. However, in the case of a repurchase agreement construed by the courts as a collateralized loan or an executory contract, the respective Fund may be subject to various delays and risks of loss in attempting to dispose of the underlying security, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period, and
(c) expenses involved in the enforcement of the Fund's rights.

     The Funds' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     The use of repurchase agreements also involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the respective Fund may incur a loss upon their disposition. In addition, if the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the respective Fund and therefore subject to sale by the trustee in bankruptcy.

     Investments  in  repurchase  agreements  by the  Funds  will  be  only  for defensive or temporary purposes. Each Fund will limit its investment in repurchase agreements with a maturity of more than seven days to 15% of the Fund's net assets (subject to the Fund's collective 15% limitation regarding illiquid investments). See "Investment Policies and Limitations--Illiquid Investments," below.

ILLIQUID INVESTMENTS

     Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. However, the SEC has acknowledged that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act, certain forms of interest-only and principal-only, mortgaged-backed U.S. Government securities and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act). Each Fund may invest without limitation in these forms of restricted securities if such securities are deemed by the Adviser or the Sub-Adviser, as the case may be, to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Adviser or the Sub-Adviser must consider
(a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

     At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

INVESTMENT TECHNIQUES AND STRATEGIES

     Each Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, each Fund may engage in the purchase and sale of stock index future contracts, interest rate futures contracts, and options on such futures, and International Equity Fund may engage in the purchase and sale of foreign currency futures contracts, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

     The Funds will engage in such transactions only to hedge existing positions. They will not engage in such transactions for the purposes of speculation or leverage.

     The Funds will not engage in such options or futures transactions unless they receive any necessary regulatory approvals permitting them to engage in such transactions.

     OPTIONS ON SECURITIES. To hedge against adverse market shifts, a Fund may purchase put and call options on securities held in its portfolio. In addition, a Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its portfolio investments through writing (that is, selling) "covered" put and call options. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by a Fund will not exceed 25% of the Fund's total assets. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

     Each Fund may purchase options on securities that are listed on securities exchanges or, with respect to Growth and Income, International Equity and Aggressive Growth Funds, that are traded over-the-counter. As the holder of a put option, a Fund has the right to sell the securities underlying the option and as the holder of a call option, a Fund has the right to purchase the securities underlying the option, in each case at the option's exercise price at any time prior to, or on, the option's expiration date. A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, a Fund would sell an option of the same series as the one it has purchased.

     A Fund receives a premium when it writes call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. A Fund receives a premium when it writes put options, which increases such Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, a Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods, a Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

     In purchasing a put option, a Fund seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, a Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

     OVER-THE-COUNTER ("OTC") OPTIONS. Each of Growth and Income, International Equity and Aggressive Growth Funds may purchase OTC options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by Voyageur or the Sub-Adviser, as the case may be, and verified in appropriate cases.

     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

     A Fund may purchase and write over-the-counter ("OTC") put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities and, as such, are to be included in the calculation of a Fund's 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. A Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option's intrinsic value.

     A Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.

     SECURITIES INDEX OPTIONS. In seeking to hedge all or a portion of its investment, a Fund may purchase and write put and call options on securities indexes listed on securities exchanges, which indexes include securities held in the Fund's portfolio.

     A securities index measures the movement of a certain group of stocks or debt securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on specific securities, however, options on securities indexes do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

     When a Fund writes an option on a securities index, it will establish a segregated account with its custodian, or a designated sub-custodian, in which the Fund will deposit cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the market value of the option, and will maintain the account while the option is open.

     Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If a Fund writes a securities index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund generally purchases or writes securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.

     RISKS RELATING TO PURCHASE AND SALE OF OPTIONS ON STOCK INDEXES. Purchase and sale of options on stock indexes by a Fund are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund's portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of an option on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on indexes will be subject to the ability of Voyageur or the Sub-Adviser, as the case may be, to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event a Fund's adviser is unsuccessful in predicting the movements of an index, such Fund could be in a worse position than had no hedge been attempted.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to such Fund. However, it will be each Fund's policy to purchase or write options only on indexes which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     SHORT SALES AGAINST THE BOX. Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase and sell stock index futures contracts. The purpose of the acquisition or sale of a futures contract by a Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which a Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indexes such as the S&P500 or upon narrow-based stock indexes. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may assume both "long" and "short" positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

     The purpose of trading futures contracts is to protect a Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of a Fund's investment securities will exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets. No consideration is paid or received by a Fund upon trading a futures contract. Upon trading a futures contract, a Fund will be required to deposit in a segregated account with its custodian, or designated sub-custodian, an amount of cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

     Each short position in a futures or options contract entered into by a Fund is secured by the Fund's ownership of underlying securities. The Funds do not use leverage when they enter into long futures or options contracts; each Fund places in a segregated account with its custodian, or designated sub-custodian, with respect to each of its long positions, cash or money market instruments having a value equal to the underlying commodity value of the contract.

     The Funds may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the "CFTC"). U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     The Funds intend to comply with CFTC regulations and avoid "commodity pool operator" status. These regulations require that a Fund use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. The Funds currently do not intend to engage in transactions in futures contracts or options thereon for speculation, but will engage in such transactions only for bona fide hedging purposes.

  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

     HOLDING RISKS IN FUTURES CONTRACTS TRANSACTIONS. There are several risks in using stock index futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indexes or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable stock index. It is possible that a Fund might sell stock index futures contracts to hedge its portfolio against a decline in the market, only to have the market advance and the value of securities held in the Fund's portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, Voyageur and the Sub-Advisers believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indexes and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indexes whose movements they believe will have a significant correlation with movements in the value of the Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts by a Fund is subject to the ability of Voyageur or the Sub-Adviser, as the case may be, to predict correctly movements in the direction of interest rates or the market. If a Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio or an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and stock prices increase or interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market or decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     LIQUIDITY OF FUTURES CONTRACTS. A Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

     Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Funds intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     RISKS AND SPECIAL CONSIDERATIONS OF OPTIONS ON FUTURES CONTRACTS. The use of options on interest rate and stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's portfolio assets. By writing a call option, a Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

     The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when Voyageur or the Sub-Adviser deems it desirable to do so. Although a Fund will enter into an option position only if Voyageur, or the Sub-Adviser, as the case may be, believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates or market trends by Voyageur or the Sub-Adviser, which could prove to be inaccurate. Even if the expectations of the adviser or sub-adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

     Investments in futures contracts and related options by their nature tend to be more short-term than other equity investments made by the Funds. Each Fund's ability to make such investments, therefore, may result in an increase in such Fund's portfolio activity and thereby may result in the payment of additional transaction costs.

     The Internal Revenue Code of 1986, as amended (the "Code"), forbids each Fund from earning more than 30% of its gross income from the sale or other disposition of certain investments, including futures contracts and options thereon, which are owned for less than three months. The likelihood of violating this 30% test is increased by the amount of investing a Fund does in futures contracts and related options. Additionally, the Code requires each Fund to diversify its investment holdings. The Internal Revenue Service position regarding the treatment of futures contracts and related options for diversification purposes is not clear, and the extent to which a Fund may engage in these transactions may be limited by this requirement. The Code also provides that, with respect to certain futures contracts and options held by a Fund at the end of its taxable year, unrealized gain or loss on such contracts may have to be recognized for tax purposes under a special system within the Code. The actual gain or loss recognized by the Fund in an eventual disposition of such contract, however, will be adjusted by the amount of the gain or loss recognized earlier under the Code's system. See "Distributions to Shareholders and Taxes." For more information on stock index futures contracts and related options, see Appendix B.

FOREIGN CURRENCY TRANSACTIONS

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     International Equity Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the Fund's best interests.

     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

LENDING PORTFOLIO SECURITIES.

     Although International Equity Fund has no current intention to do so, the Fund may lend its portfolio securities to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more, provided the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets. Any such loans must be secured continuously in the form of cash or cash equivalents such as U.S. Treasury bills, the amount of the collateral must on a current basis equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. The Fund will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

     The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuers on the loaned securities while at the same time earning interest on the cash equivalent collateral which may be invested in accordance with the Fund's investment objective, policies and restrictions.

     Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Fund will make loans of its portfolio securities only to those firms the Adviser or Sub-Adviser deems creditworthy and only on such terms the Adviser or Sub-Adviser believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund. The Fund will realize any gain or loss in the market value of the securities during the loan period. The Fund may pay reasonable custodial fees in connection with the loan.

FOREIGN SECURITIES

     International Equity Fund invests primarily in foreign securities. Additional costs may be incurred which are related to any international investment, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Fund changes investments from one country to another or converts foreign securities holdings into U.S. dollars. Foreign companies and foreign investment practices are not subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.

     United States Government policies have at times in the past, through imposition of interest equalization taxes and other restrictions, discouraged United States investors from making certain investments abroad. While such taxes or restrictions are not presently in effect they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest. See "Risk Factors and Special Considerations" in the Prospectus.

CREDIT QUALITY

     Any bond in which the Funds invest will be rated investment grade. As has been the industry practice, this determination of credit quality is made at the time a Fund acquires the bond. However, because it is possible that subsequent downgrades could occur, if a bond held by a Fund is later downgraded, Voyageur or the Fund's Sub-Adviser, as the case may be, under the supervision of the Board of Directors, will consider whether it is in the best interest of the Fund's shareholders to hold or to dispose of the bond. Among the criteria that may be considered by Voyageur or the Sub-Adviser, as the case may be, and the Board are the probability that the bonds will be able to make scheduled interest and principal payments in the future, the extent to which any devaluation of the bond has already been reflected in the Fund's net asset value, and the total percentage, if any, of bonds currently rated below investment grade held by the Fund. In no event, however, will a Fund invest more than 5% of its net assets in bonds rated lower than investment grade.

     Non-investment grade securities have moderate to poor protection of principal and interest payments and have speculative characteristics. They involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates.

INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment restrictions. Certain of these restrictions are fundamental policies of a Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

     The following investment restrictions have been adopted by each of the Aggressive Growth and Growth and Income Funds as fundamental policies:

          1. The Fund will not borrow money, except that the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 20% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the total assets of the Fund, the Fund will not make any additional investments.

          2. The Fund will not lend money to other persons, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements.

          3. The Fund will invest no more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government.

          4. The Fund will not purchase or sell real estate or real estate limited partnership interests, except that the Fund may purchase and sell securities of companies that deal in real estate or interests in real estate.

          5. The Fund will not purchase or sell commodities or commodity contracts, except futures contracts and related options and other similar contracts.

          6. The Fund will not act as an underwriter of securities, except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

     Aggressive Growth and Growth and Income Funds have adopted the following operating (i.e. non-fundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval. In each case:

          1. The Fund will not invest in oil, gas or other mineral leases or exploration or development programs.

          2. The Fund will not purchase any investment company security, other than a security acquired pursuant to a plan of reorganization or an offer of exchange, if as a result of the purchase (a) the Fund would own more than 3% of the total outstanding voting securities of any investment company, (b) more than 5% of the value of the Fund's total assets would be invested in securities of any one investment company or (c) more than 10% or the Fund's total assets would be invested in securities issued by investment companies.

          3. The Fund will not participate on a joint or joint-and-several basis in any securities trading account.

          4. The Fund will not make investments for the purpose of exercising control or management.

          5. The Fund will not purchase any security, if as a result of the purchase, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

          6. The Fund will not purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Company's Directors or officers or any officer or director of the Adviser or Sub-Adviser individually owns more than 0.5% of the outstanding securities of the company and together they own beneficially more than 5% of the securities.

          7. The Fund will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets of which not more than 2% of the Fund's net assets may be invested in warrants not listed on a recognized foreign or domestic stock exchange.

          8. The Fund will not purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or options on futures contracts will not be deemed to be a purchase of securities on margin.

          9. The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     In addition, subject to the Aggressive Growth Fund's investment policies and restrictions as set forth in the Prospectus and in this Statement of Additional Information, as a nonfundamental policy, the Fund may not invest more than 15% of its assets, collectively, in illiquid investments and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange.

     The Growth Stock Fund has adopted the following investment restrictions as fundamental policies. The Growth Stock Fund may not:

          1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than securities of the U. S. Government or its agencies or instrumentalities).

          2. Purchase more than 10% of any class of securities of any one issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer.

          3. Concentrate its investments in any particular industry; however, it may invest up to 25% of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry.

          4. Invest more than 5% of the value of its total assets in the securities of any issuers which, with their predecessors, have a record of less than three years' continuous operation. (Securities of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity in continuous operation for more than three years.)

          5. Issue any senior securities (as defined in the 1940 Act), except to the extent that using options and futures contracts may be deemed to constitute issuing a senior security.

          6. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund's total assets.

          7. Mortgage, pledge or hypothecate its assets except in an amount not exceeding 10% of the value of its total assets, to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

          8. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

          9. Purchase or sell real estate or real estate mortgage loans, except the Fund may purchase or sell securities issued by companies owning real estate or interests therein.

          10. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except the Fund may purchase or sell securities of companies investing in the foregoing.

          11. Purchase or sell commodities or commodities futures contracts, except that it may enter into financial futures contracts and engage in related options transactions.

          12. Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or its affiliates or of its investment adviser or sub-adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

          13. Make loans to other persons, except to the extent that repurchase agreements are deemed to be loans under the 1940 Act, and except that it may purchase debt securities as described in the Prospectus under "Investment Objectives and Policies." The purchase of a portion of an issue of bonds, debentures or other debt securities distributed to the public or to financial institutions will not be considered the making of a loan.

          14. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities and except that it may make margin deposits in connection with futures contracts.

          15. Participate on a joint or a joint and several basis in any securities trading account.

          16. Write, purchase or sell puts, calls or combinations thereof, except that it may (a) purchase or write put and call options on stock indexes listed on national securities exchanges, (b) write and purchase put and call options with respect to the securities in which it may invest and
     (c) engage in financial futures contracts and related options transactions.

          17. Make short sales except where, by virtue of ownership of other securities, it has the right to obtain without payment of further consideration, securities equivalent in kind and amount to those sold.

          18. Invest for the purpose of exercising control or management.

          19. Invest more than 5% of the value of its total assets in the securities of any single investment company or more than 10% of the value of its total assets in the securities of two or more investment companies except as part of a merger, consolidation or acquisition of assets.

          20. Invest more than 15% of its net assets in illiquid investments.

     International Equity Fund has adopted the following restrictions as fundamental policies. International Equity Fund may not:

          1. Concentrate 25% or more of the value of its assets in any one industry; provided, however that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.

          2. Make loans, except through loaned portfolio securities, the purchase of debt obligations in which the Fund may invest in accordance with its investment objective and policies or repurchase agreements.

          3. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

          4. Borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 20% of the value of the Fund's total assets. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.

          5. Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #4 above and except to the extent that using options, futures contracts and options on futures contracts, or purchasing or selling securities on a when-issued or forward commitment basis, or using similar investment strategies may be deemed to constitute issuing a senior security.

          6. Invest in commodities, commodities futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

     The Fund has adopted the following operating (i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval. The Fund may not:

          1. Purchase the securities of any issuer with less than three years' continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.

          2. Purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. The Fund may buy and sell securities outside the U.S. that are not registered with the Securities and Exchange Commission or marketable in the U.S.

          3. Purchase or retain securities of any issuer if the officers and directors of the Fund or its Adviser and Sub-Adviser, owning beneficially more than 1/2 of 1% of the securities of such issuer, together own beneficially more than 5% of such issuer's securities.

          4. Invest in warrants if more than 5% of the value of the Fund's net assets would be invested in such securities or if more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized foreign or domestic stock exchange.

          5. Invest in interests in oil, gas, or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such program.

          6. Invest more than 5% of its total assets in securities of any single investment company, or more than 10% of its total assets in securities of two or more investment companies, except as part of a merger, consolidation or acquisition of assets.

          7. Purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related transactions is not considered the purchase of a security on margin.

          8. Invest for the purpose of exercising control or management of another issuer.

          9. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     Each Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of the Fund's shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund will revoke the commitment by terminating the sale of the Fund's shares in the state involved.

     For purposes of a Fund's concentration policy, each Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

     Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

DIVERSIFICATION

     Each Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act, which means that at least 75% of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.

PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities by a Fund to the average monthly value of portfolio securities owned by such Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by such Fund during the year. Each Fund will dispose of securities without regard to the time they have been held when such action appears advisable to the Fund's investment adviser or sub-adviser, as the case may be. Frequent portfolio trades may result in higher transaction and other costs for a Fund.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The Directors and officers of the Company and their principal occupations during the past five years are set forth below. In addition to the occupations set forth below, the Directors and officers also serve as directors or officers of various closed-end and open-end investment companies managed by Voyageur.

                                                       PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS, AND AGE                POSITION         PAST FIVE YEARS AND OTHER AFFILIATIONS
----------------------                --------         --------------------------------------
Clarence G. Frame, 78                 Director       Of counsel,  Briggs & Morgan law firm.  Mr. Frame  currently
First National Bank Building,                        serves on the board of  directors of Tosco  Corporation  (an
W-875                                                oil refining and marketing company), Milwaukee Land Company,
332 Minnesota Street                                 and Independence One Mutual Funds.
St. Paul, Minnesota  55101

Richard F. McNamara, 63               Director       Chief    Executive    Officer   of    Activar,    Inc.,    a
7808 Creekridge Circle #200                          Minneapolis-based  holding  company  consisting of seventeen
Minneapolis, Minnesota 55439                         companies in industrial  plastics,  sheet metal,  automotive aftermarket,  construction supply, electronics and financial services,  since 1966. Mr. McNamara  currently serves on the board of directors of Rimage (electronics manufacturing) and
                                                     Interbank.

Thomas F. Madison, 60                 Director       President and CEO of MLM Partners,  Inc. since January 1993;
200 South Fifth Street                               previously,  Vice Chairman--Office of the CEO, The Minnesota
Suite 2100                                           Mutual Life  Insurance  Company  from  February to September
Minneapolis, Minnesota 55402                         1994;  President of U.S. WEST  Communications--Markets  from
                                                     1988 to 1993. Mr. Madison  currently  serves on the board of directors of Valmont Industries, Inc. (metal manufacturing),
                                                     Eltrax  Systems,  Inc.  (data  communications  integration),
                                                     Minnegasco,    Lutheran   Health   Systems,   Communications
                                                     Holdings,  Inc., Alexander and Alexander (insurance and risk management), Span Link Communications  (telecommunications),
                                                     Medical  Benefits  Administrators,  D&D  Farms,  AetherWorks
                                                     (software   applications),   Digital  River   (digital  data
                                                     provider) and various civic and educational organizations.

James W. Nelson, 54                   Director       Chairman and Chief  Executive  Officer of Eberhardt  Holding
81 South Ninth Street                                Company and its subsidiaries.
Suite 400
Minneapolis, Minnesota 55440

Robert J. Odegard, 75                 Director       Special  Assistant  to the  President of the  University  of
University of Minnesota                              Minnesota.
   Foundation
1300 South Second Street
Minneapolis, Minnesota 55454

John G. Taft, 42                      President      President and  Director  (since  1993) of the
90 South Seventh Street                              Adviser;  Director (since 1993) and Executive Vice President
Suite 4400                                           (since   1995)  of  the   Underwriter;   President   of  the
Minneapolis,  Minnesota 55402                        Underwriter from 1991 to 1995;  Management  committee member of the Adviser from 1991 to 1993.

Jane M. Wyatt, 41                     Executive      Chief Investment  Officer (since 1993) and Portfolio Manager
90 South Seventh Street               Vice           (since 1989) of the Adviser; Director of the Adviser and the
Suite 4400                            President      Underwriter   since  1993;   Executive  Vice  President  and
Minneapolis, Minnesota 55402                         Portfolio  Manager of the  Adviser  from 1992 to 1993;  Vice
                                                     President and Portfolio Manager from 1989 to 1992.

Andrew M. McCullagh, Jr., 47          Executive      Senior Tax-Exempt Portfolio  Manager of the Adviser;
717 Seventeenth Street                Vice           previously,  Director of the Adviser and the Underwriter
Denver, Colorado  80202               President      from 1993 to 1995.

Elizabeth H. Howell, 34               Vice           Senior Tax Exempt Portfolio Manager of the Adviser.
90 South Seventh Street               President
Suite 4400
Minneapolis, Minnesota 55402

James C. King, 55                     Vice           Senior Equity  Portfolio  Manager of the Adviser since 1993;
90 South Seventh Street               President      previously, Director of the Adviser and the Underwriter from
Suite 4400                                           1993 to 1995.
Minneapolis, Minnesota 55402

Steven P. Eldredge,  40               Vice           Senior Tax Exempt  Portfolio  Manager of the  Adviser  since
90 South Seventh Street               President      1995;  previously,  portfolio  manager  for ABT Funds,  Palm
Suite 4400 Mutual                                    Beach, Florida, from 1989 to Minneapolis,
Minnesota 55402 1995.

Kenneth R. Larsen, 33                 Treasurer      Treasurer  of the Adviser and the  Underwriter;  previously,
90 South Seventh Street                              Director,  Secretary  and  Treasurer  of the Adviser and the
Suite 4400                                           Underwriter from 1993 to 1995.
Minneapolis, Minnesota 55402

Thomas J. Abood, 32                   Secretary      Senior  Vice  President  and  General  Counsel of  Dougherty
90 South Seventh Street                              Financial Group, Inc. since 1995, the indirect parent of the
Suite 4400                                           Adivser;  Senior Vice President (since 1995) of the Adviser,
Minneapolis, Minnesota 55402                         the Underwriter and Voyageur  Companies,  Inc.;  previously,
                                                     Vice President of the Adviser and Voyageur  Companies,  Inc.
                                                     from 1994 to 1995;  associated with the law firm of Skadden,
                                                     Arps, Slate, Meagher & Flom, Chicago,  Illinois from 1988 to
                                                     1994.


     The Company does not compensate its officers. Each director (who is not an employee of Voyageur or any of its affiliates) received a total annual fee of $26,000 for serving as a director or trustee for each of the open-end and closed-end investment companies (the "Fund Complex") for which Voyageur acts as investment adviser, plus a $500 fee for each special in-person meeting attended by such director. These fees are allocated among each series or fund in the Fund Complex based on the relative average net asset value of each series or fund. Currently the Fund Complex consists of ten open-end investment companies comprising 33 series or funds and six closed-end investment companies. In addition, each director who is not an employee of Voyageur or any of its affiliates is reimbursed for expenses incurred in connection with attending meetings.

     The following table sets forth the aggregate compensation received by each director from the Company during the fiscal year ended April 30, 1996, as well as the total compensation received by each director from the Company and all other registered investment companies managed by the Adviser, Sub-Advisers or affiliates of the Adviser during the calendar year ended December 31, 1995. Directors who are officers or employees of the Adviser or Sub-Advisers or any of their affiliates did not receive any such compensation and are not included in the table.

                                        AGGREGATE
                                      COMPENSATION                        TOTAL COMPENSATION
DIRECTOR                            FROM THE COMPANY                       FROM FUND COMPLEX
--------                            ----------------                       -----------------
Clarence G. Frame                       $379                                 $24,500
Richard F. McNamara                     $379                                 $24,500
Thomas F. Madison                       $379                                 $24,500
James W. Nelson                         $379                                 $24,500
Robert J. Odegard                       $379                                 $24,500

           THE UNDERWRITER; ADVISORY, SUB-ADVISORY AND ADMINISTRATIVE
             SERVICES AGREEMENT; EXPENSES; DISTRIBUTION EXPENSES AND
                                    BROKERAGE

UNDERWRITER

     Voyageur Fund Distributors, Inc. (the "Underwriter") is the principal distributor of each Fund's shares. With regard to the Underwriter, Mr. Frank Tonnemaker is the President and a director and Mr. Taft and Ms. Wyatt are each executive vice presidents and directors. Mr. Abood is senior vice president and Mr. Larsen is treasurer.

INVESTMENT ADVISORY AGREEMENT

     Pursuant to the Advisory Agreement, each Fund has engaged Voyageur to act as investment adviser for such Fund. As compensation for Voyageur's services, each Fund is obligated to pay to Voyageur a monthly investment advisory fee equivalent on an annual basis to (i) 1% of its average daily net assets with respect to Growth Stock, Aggressive Growth and International Equity Funds and
(ii) 0.75% of its average daily net assets with respect to Growth and Income Fund. The percentage fee is based on the average daily value of the Fund's net assets at the close of each business day. For purposes of calculating average daily net assets, as such term is used in the Advisory Agreement, each Fund's net assets equal its total assets minus its total liabilities. The Advisory Agreement requires Voyageur to furnish, at its own expense, office facilities, equipment and personnel for servicing the investments of the Funds. Voyageur has agreed to arrange for officers and employees of Voyageur to serve without compensation from the Funds as Directors, officers or employees of the Funds if duly elected to such positions by the shareholders or Directors of the Funds.

     The Advisory Agreement continues from year to year with respect to a Fund only if approved annually (a) by the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund and (b) by vote of a majority of Directors of the Company who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting of the Board of Directors of the Company called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to any Fund by either party on 60 days' notice to the other party and terminates automatically upon its assignment. The Advisory Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors of the Company (including a majority of the Directors who are not interested persons of Voyageur or the Company), unless the 1940 Act requires that any such amendment must be submitted for approval by the Funds' shareholders and that all proposed assignments of such agreement are subject to approval by the Company's Board of Directors (unless the Act otherwise requires shareholder approval thereof).

SUB-ADVISORY AGREEMENTS

     Segall Bryant & Hamill ("Segall Bryant") is the Sub-Adviser to the Growth and Income Fund. Its business office is located at 10 South Wacker Drive, Suite 2150, Chicago, IL 60606. Segall Bryant is a Minnesota partnership which is 50% owned by Voyageur Advisory Services, Inc. an affiliate of Voyageur. Voyageur International Asset Managers Ltd. ("Voyageur International") is the Sub-Adviser to the International Equity Fund. Its business office in the U.S. is the same as Voyageur's. Voyageur International is owned 65% by Voyageur Companies, Inc., the indirect parent of Voyaguer, and 17.5% each by Mr. Neil Dunn and Mr. Edward J. Kohler. Each Sub-Adviser manages the investment and reinvestment of the assets of the relevant Fund, although Voyageur monitors and evaluates the performance and investment style of each Sub-Adviser.

     The Sub-Advisory Agreement between Voyageur and Voyageur International provides that Voyageur International is entitled to a sub-advisory fee of .50% of the International Equity Fund's average daily net assets managed by Voyageur International. The Sub-Advisory Agreement between Voyageur and Segall Bryant provides that Segall Bryant is entitled to a sub-advisory fee of .75% of Growth and Income Fund's average daily net assets managed by Segall Bryant. Each Sub-Adviser's fee is paid by the Adviser, not the Fund. Under each Sub-Advisory Agreement, the Sub-Adviser determines investment selections for its respective Fund and is responsible for the placement of brokerage transactions in connection therewith. Under each Sub-Advisory Agreement, the Sub-Adviser is required, among other things, to report to the Adviser or the Board of Directors regularly at such times and in such detail as the Adviser or the Board of Directors may from time to time request in order to permit the Adviser and the Board of Directors to determine the adherence of the respective Fund to its investment objective, policies and restrictions. The Sub-Advisory Agreements also require the Sub-Advisers to provide all office space, personnel and facilities necessary and incident to their performance of services under the Sub-Advisory Agreements. George D. Bjurman & Associates acted as Sub-Adviser for the Aggressive Growth Fund through April 30, 1995. Murray Johnstone International Ltd. acted as Sub-Adviser for International Equity Fund through August 15, 1996.

     Since  December  31,  1991,  Voyageur  has  served as Growth  Stock  Fund's
investment  adviser.   From  September  1,  1990  to  December31,  1991,
Wilke/Thompson Capital Management ("Wilke/Thompson") served as Growth Stock Fund's sub-adviser and, prior to September1, 1990, Investment Advisers,
Inc. ("IAI") served as the Growth Stock Fund's investment adviser.

ADMINISTRATIVE SERVICES AGREEMENT

     Voyageur also acts as each Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to an Administrative Services Agreement (the "Administrative Services Agreement") between Voyageur and the Company. Pursuant to the Administrative Services Agreement, Voyageur provides to a Fund all dividend disbursing, transfer agency, administrative and accounting services required by the Fund including, without limitation, the following: (i) the calculation of net asset value per share (including the pricing of the Fund's portfolio of securities) at such times and in such manner as is specified in the Fund's current Prospectus and Statement of Additional Information, (ii) upon the receipt of funds for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively, (iii) upon the Fund's distribution of dividends, the calculation of the amount of such dividends to be received per share, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund (other than any shareholder who has elected to receive such dividends in cash) and the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash,
(iv) the provision of transfer agency services, (v) the creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request, (vi) the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications, and the mailing thereof to shareholders of the Fund, and (vii) the provision of such other dividend disbursing, transfer agency, administrative and accounting services as the Fund and Voyageur may from time to time agree upon.

     As compensation for these services, each Fund pays Voyageur a monthly fee based upon the Fund's average daily net assets and the number of shareholder accounts then existing. With respect to Growth and Income, Growth Stock and Aggressive Growth Funds, this fee is equal to the sum of (i) $1.25 per shareholder account per month, (ii) $1,000 per month if the Fund's average daily net assets do not exceed $50 million, $1,250 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $1,500 per month if the Fund's average daily net assets exceed $100 million and (iii) 0.11% per annum of the first $20 million of the Fund's average daily net assets, 0.06% per annum of the next $80 million of the Fund's average daily net assets, and 0.035% per annum of average daily net assets in excess of $100 million. With respect to International Equity Fund, this fee is equal to the sum of (i) $1.33 per shareholder account per month, (ii) $3,000 per month if the Fund's average daily net assets do not exceed $50 million, $4,000 per month if the Fund's average daily net assets are greater than $50 million but do not exceed $100 million, and $5,000 per month if the Fund's average daily net assets exceed $100 million and (iii) 0.11% per annum of the first $50 million of the Fund's average daily net assets, 0.06% per annum of the next $100 million of the Fund's average daily net assets, 0.035% per annum of the next $250 million of the Fund's average daily net assets, 0.03% per annum of the next $300 million of the Fund's average daily net assets and 0.02% per annum of average daily net assets in excess of $700 million. For purposes of calculating average daily net assets, as such term is used in the Administrative Services Agreement, a Fund's net assets equal its total assets minus its total liabilities. The Funds also reimburses Voyageur for its out-of-pocket expenses in connection with Voyageur's provision of services under the Funds' Administrative Services Agreements.

     The Funds' Administrative Services Agreement is renewable from year to year if the Directors (including a majority of the disinterested Directors) approve the continuance of the Agreement. The Company or Voyageur can terminate the Administrative Services Agreement with respect to any Fund on 60 days' notice to the other party. The Administrative Services Agreement also provides that amendments to the Agreement may be effected if approved by the Board of Directors (including a majority of the Directors who are not interested persons of Voyageur or the Company), unless the 1940 Act requires that any such amendment must be submitted for approval by the Fund's shareholders, and that all proposed assignments of such agreement are subject to approval by the Board of Directors (unless the Act otherwise requires shareholder approval thereof).

EXPENSES OF THE FUNDS

     Voyageur reserves the right to voluntarily waive its fees in whole or part and to voluntarily absorb certain other of a Fund's expenses. The Adviser intends to reimburse expenses to the extent set forth in the Prospectus and reserves the right to discontinue expense reimbursements.

     All costs and expenses (other than those expressly assumed by Voyageur or the Underwriter) incurred in the operation of a Fund are borne by such Fund. These expenses include, among others, fees of the Directors who are not employees of Voyageur or any of its affiliates, expenses of Directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not borne by the Underwriter under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of such Fund, association membership dues, charges of a Fund's custodian, and bookkeeping, auditing and legal expenses. Each Fund will also pay the fees and bear the expense of registering and maintaining the registration of such Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses, reports and statements to shareholders.

     Set forth below is certain information regarding the investment advisory and administrative services fees incurred by each Fund during the indicated fiscal periods.

                                             GROWTH AND INCOME FUND
                                             ----------------------
                              INVESTMENT               ADMINISTRATIVE         FEES ABSORBED
                             ADVISORY FEES              SERVICES FEES           OR WAIVED
                             -------------              -------------           ---------
9/7/95 - 4/30/96                 $14,256(3)                $16,750               $25,000

                                             GROWTH STOCK FUND
                                             -----------------
                              INVESTMENT                ADMINISTRATIVE        FEES ABSORBED
                             ADVISORY FEES               SERVICES FEES          OR WAIVED
                             -------------               -------------          ---------
5/1/95 - 4/30/96                $222,957                    $79,034              $25,000
5/1/94 - 4/30/95                 123,185                     74,127               --
5/1/93 - 4/30/94                 153,121                     92,006               --
5/1/92 - 4/30/93                 114,840                     67,071               --

                                             INTERNATIONAL EQUITY FUND
                                             -------------------------
                              INVESTMENT               ADMINISTRATIVE         FEES ABSORBED
                             ADVISORY FEES              SERVICES FEES           OR WAIVED
                             -------------              -------------           ---------
5/1/95   - 4/30/96               $23,307(1)                $50,336               $70,000
5/16/94 - 4/30/95                 15,991(1)                 41,580                57,571

                                             AGGRESSIVE GROWTH FUND
                                             ----------------------
                              INVESTMENT               ADMINISTRATIVE         FEES ABSORBED
                             ADVISORY FEES              SERVICES FEES           OR WAIVED
                             -------------              -------------           ---------
5/1/95   - 4/30/96                  $34,256                $20,406               $25,000
5/16/94 - 4/30/95                 16,102(2)                 21,447                37,549

(1)  Voyageur   paid  $11,654  and  $7,996  in   sub-advisory   fees  under  the
     Sub-Advisory Agreement with Murray Johnstone for the fiscal periods ended April 30, 1996 and 1995, respectively.

(2) Voyageur paid $12,077 in sub-advisory fees under the Sub-Advisory Agreement with George D. Bjurman & Associates for the fiscal period ended April 30, 1995.

(3) Voyageur paid $14,256 in sub-advisory fees under the Sub-Advisory Agreement with Segall Bryant and Hamill for the fiscal period ended April 30, 1996.

PLAN OF DISTRIBUTION AND DISTRIBUTION AGREEMENT

     The Company has adopted a Plan of Distribution on behalf of each Fund relating to the payment of certain expenses pursuant to Rule 12b-1 under the 1940 Act. Rule12b-1(b) provides that any payments made by a Fund in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a vote of at least a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and the Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to its plan or any related agreement shall provide to the Board of Directors, and the Directors shall review, at least quarterly, a written report of the amount so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the Fund.

     Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule12b-1. Rule 12b-1(c) provides that the Company may rely upon Rule 12b-1(b) only if selection and nomination of the Company's disinterested Directors are committed to the discretion of such disinterested Directors. Rule 12b-1(e) provides that a Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the Directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders.

     The Company has entered into a  Distribution  Agreement  (on behalf of each
Fund) with the Underwriter, pursuant to which the Underwriter acts as the principal underwriter of each Fund's shares. The Distribution Agreement and Plan provide that the Underwriter agrees to provide, and shall pay costs which it incurs in connection with providing, administrative or accounting services to shareholders of the Funds (such costs are referred to as "Shareholder Servicing Expenses") and that the Underwriter shall also pay all costs of distributing the shares of the Fund ("Distribution Expenses"). Shareholder Servicing Expenses include all expenses of the Underwriter incurred in connection with providing administrative or accounting services to shareholders of a Fund, including, but not limited to, an allocation of the Underwriter's overhead and payments made to persons, including employees of the Underwriter, who respond to inquiries of shareholders regarding their ownership of Fund shares, or who provide other administrative or accounting services not otherwise required to be provided by the Fund's investment adviser or transfer agent. Distribution Expenses include, but are not limited to, initial and ongoing sales compensation (in addition to sales loads) paid to investment executives of the Underwriter and to other broker-dealers and participating financial institutions; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of the Underwriter's overhead; payments to and expenses of persons who provide support services in connection with the distribution of Fund shares; and other distribution-related expenses.

     Pursuant to the provisions of the Distribution Agreement, the Underwriter is entitled to receive a total fee each quarter at an annual rate of .25% of the average daily net assets attributable to each Fund's Class A shares, 1.00% of the average daily net assets attributable to each Fund's Class B shares and 1.00% of the average daily net assets attributable to each Fund's Class C shares to pay distribution expenses. As determined from time to time by the Board, a portion of such fees shall be designated as a "shareholder servicing fee" and a portion shall be designated as a "distribution fee." The Board has determined that all of the fee payable with respect to Class A shares shall be designated a shareholder servicing fee. With respect to fees payable with respect to Class B shares and Class C shares, that portion of the fee equal to .25% of average daily net assets attributable to a Fund's Class B shares or Class C shares is designated a shareholder servicing fee and that portion of the fee equal to .75% of average daily net assets attributable to a Fund's Class B shares or Class C shares is designated a distribution fee. Amounts payable to the Underwriter under the Distribution Agreement may exceed or be less than the Underwriter's actual distribution expenses and shareholder servicing expenses. In the event such distribution expenses and shareholder servicing expenses exceed amounts payable to the Underwriter under the Plan, the Underwriter shall not be entitled to reimbursement by the Funds. In addition to being paid shareholder servicing and distribution fees, the Underwriter also receives for its services the sales charge on sales of Fund shares set forth in each Prospectus.

     The Distribution Agreement is renewable from year to year if the Company's Directors approve such Plan and Distribution Agreement. The Company or the Underwriter can terminate the Distribution Agreement on 60 days' notice to the other party, and the Distribution Agreement terminates automatically upon its assignment. In the Distribution Agreement, the Underwriter agrees to indemnify each Fund against all costs of litigation and other legal proceedings and against any liability incurred by or imposed on the Fund in any way arising out of or in connection with the sale or distribution of the Fund's shares, except to the extent that such liability is the result of information which was obtainable by the Underwriter only from persons affiliated with the Fund but not the Underwriter.

     For the fiscal periods ended April 30, 1996, 1995, and 1994, the Funds paid the following Rule 12b-1 fees and the Underwriter waived the following Rule 12b-1 fees:

                                                1996                   1995                 1994
                                                ----                   ----                 ----
                                                                                                        AMOUNT
                                          12B-1 FEE                   12B-1 FEE          12B-1 FEE     WAIVED
                                          ---------                   ---------          ---------     ------
Growth and Income Fund
     Class A                                    $4,743                   N/A               N/A          N/A
     Class B                                        36                   N/A               N/A          N/A

Growth Stock Fund
     Class A                                   112,282               246,598           306,242       37,127
     Class B                                     1,442                   N/A               N/A          N/A
     Class C                                       281                   N/A               N/A          N/A

International Equity Fund
     Class A                                     5,720                 3,979               N/A          N/A
     Class B                                        66                   N/A               N/A          N/A
     Class C                                       239                    83               N/A          N/A

Aggressive Growth Fund
     Class A                                     8,033                 3,885               N/A          N/A
     Class B                                        --                   N/A               N/A          N/A
     Class C                                     1,417                   562               N/A          N/A

     The following table sets forth the aggregate dollar amount of underwriting commissions paid by each Fund for the fiscal periods indicated and the amount of such commissions retained by the Underwriter.

                                                                                      UNDERWRITING COMMISSIONS
                                        TOTAL UNDERWRITING COMMISSIONS                 RETAINED BY UNDERWRITER
                                        ------------------------------                 -----------------------
                                     FISCAL        FISCAL          FISCAL         FISCAL      FISCAL      FISCAL
                                      YEAR          YEAR            YEAR           YEAR        YEAR        YEAR
                                     4/30/96       4/30/95         4/30/94        4/30/96     4/30/95     4/30/94
                                     -------       -------         -------        -------     -------     -------
Growth and Income Fund                $1,481             N/A            N/A          --           N/A           N/A
Growth Stock Fund                     44,067          34,138         96,624         6,662       5,137        14,237
International Equity Fund              9,027           6,234            N/A         1,358        979            N/A
Aggressive Growth Fund                 4,299           8,965            N/A           608       1,297           N/A

PORTFOLIO TRANSACTION AND ALLOCATION OF BROKERAGE

     Pursuant to conditions set forth in the rules of the Securities and Exchange Commission, each Fund may effect brokerage transactions in its portfolio securities with a broker or dealer affiliated directly or indirectly with the Adviser or the Fund's Sub-Adviser, as the case may be. In determining the commissions to be paid to an affiliated broker-dealer acting as an agent on behalf of a Fund, it is the policy of each Fund that such commissions will, in the judgment of the Adviser or Sub-Adviser, subject to review by the Board of Directors, be both (i) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (ii) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Decisions with respect to placement of a Fund's portfolio transactions are made by the Adviser or the Fund's Sub-Adviser, as the case may be. In selecting brokers to execute portfolio transactions, the Adviser and the Sub-Advisers each seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered together with other relevant factors. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to the Sub-Advisers or the Adviser; provided, however, that the provision of research and brokerage services may not be considered in selecting dealers to execute futures contracts and related options. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. This allows each of the Adviser and the Sub-Advisers to supplement its own investment research activities by obtaining the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for a Fund. Research may also include computer software and hardware which conveys or analyzes the foregoing. To the extent portfolio transactions are effected with broker-dealers who furnish research services, each of the Adviser and Sub-Advisers receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. The Adviser and Sub-Advisers may, from time to time, maintain an informal list of broker-dealers which may be used as a general guide in the placement of Fund business in order to encourage certain broker-dealers to provide research services. Because the list is merely a general guide which is to be used only after the primary criteria for the selection of broker-dealers (discussed above) have been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser and Sub-Advisers will authorize a Fund to pay to a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser or Sub-Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or their overall responsibilities with respect to the accounts as to which the Adviser or Sub-Adviser exercise investment discretion.

     It is expected each Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, Global Depositary Receipts, or GDRs, or securities convertible into foreign equity securities. ADRs and GDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in over-the-counter markets.

     Voyageur believes that most research services obtained by Voyageur or the Sub-Advisers will generally benefit one or more of the investment companies which they manage and will also benefit accounts which they manage. Normally research services obtained through commissions paid by the managed funds and accounts investing in debt securities would primarily benefit such funds and accounts; similarly, services obtained from transactions in common stocks would be of greater benefit to the managed funds and accounts investing in common stocks.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to the policies set forth above and such other policies as the Funds' directors may determine, Voyageur or the Sub-Advisers may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

     Pursuant to conditions set forth in rules of the Securities and Exchange Commission, each Fund may purchase securities from an underwriting syndicate of which an affiliated broker-dealer is a member (but not directly from such affiliated broker-dealer itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Board of Directors, particularly those Directors who are not interested persons of the Company.

     When two or more clients of the Adviser or Sub-Advisers are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Adviser or Sub-Adviser to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions will produce better executions for each client.

     The following table presents certain commission payment information with respect to the Funds:

                                                           BROKERAGE COMMISSIONS PAID
                                                           --------------------------
                                                        1996                1995              1994
                                                        ----                ----              ----
Growth and Income Fund                                  $7,303                 N/A              N/A
Growth Stock Fund                                       28,893              29,040           35,427
Aggressive Growth Fund                                   6,872               4,740              N/A
International Equity Fund                               12,967              15,290              N/A

                     DISTRIBUTIONS TO SHAREHOLDERS AND TAXES

     It is each Fund's policy to distribute annually all net investment income. Each Fund distributes annually all net realized capital gains, if any, after offsetting any capital loss carryovers. Distributions are payable in full and fractional shares of the Fund based upon the next determined net asset value on the payment date for each distribution. A shareholder may, however, elect by written application received by the Underwriter or such shareholder's financial institution on or prior to the record date to receive net investment income distributions or both net investment income and net capital gains distributions in cash.

     Under the Internal Revenue Code of 1986, as amended (the "Code") each Fund will be subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year. The 4% excise tax does not apply to amounts with respect to which each Fund has paid a corporate-level income tax.

     For individuals, long-term capital gains are subject to a maximum tax rate of 28% while ordinary income is generally subject to a maximum effective rate in excess of 39.6% (resulting from a combination of a nominal 39.6% rate, a phase-out of personal exemptions for individuals filing single returns with adjusted gross income in excess of $114,700 and for married couples filing joint returns with adjusted gross income in excess of $172,500, and a partial disallowance of itemized deductions for individuals with adjusted gross income in excess of $114,700). For corporations, both ordinary income and capital gains are currently subject to a maximum rate of 35%.

     Ordinarily, distributions and redemption proceeds earned by a Fund shareholder are not subject to withholding of federal income tax. However, 31% of Fund distributions and redemption proceeds may be withheld upon the occurrence of certain events specified in Section 3406 of the Code and regulations promulgated thereunder. These events include the failure of a Fund shareholder to supply the Fund or its agent with such shareholder's taxpayer identification number. Withholding may also occur if a Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

     If a taxpayer exchanges shares in a Fund for shares in another fund managed by Voyageur pursuant to the exchange privilege (see "Exchange Privilege" in the Prospectus), the exchange is a taxable event that may give rise to capital gain or loss. Furthermore, if a shareholder uses the exchange privilege within 90 days of investing shares in the Fund, the shareholder may not take the sales charge paid on purchase of the Fund shares into account in determining gain or loss on the exchange (to the extent that the sales charge on the latter purchase was reduced). Similarly, if a taxpayer redeems shares in the Fund within 90 days of purchasing them and then repurchases shares in the Fund pursuant to the reinstatement privilege (see "Reinstatement Privilege" in the Prospectus), the shareholder may not take the sales charge paid on the initial purchase of Fund shares into account in determining gain or loss on the sale of the first acquired shares. However, in both cases the amount of the disallowed sales charge may be taken into account in determining gain or loss on the eventual disposition of the later acquired shares.

     Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. To qualify as a regulated investment company the Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.

     The Code forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of stock, securities, options, futures, and certain foreign currencies held less than three months. This restriction may limit the extent to which a Fund may purchase futures contracts and options. To the extent a Fund engages in short-term trading and enters into futures and options transactions, the likelihood of violating this 30% requirement is increased.

     The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund could buy or sell futures contracts and options may be limited by this requirement.

     Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of a Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by such Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system."

     Code Section988 may apply for forward  currency  contracts.
Under Section988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections1256 and 988, special provisions determine the character and timing of any income, gain or loss. The Fund will attempt to monitor Section988 transactions to avoid an adverse tax impact.

         Under the Code, a Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

     Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will generally be subject to U.S.
withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The method for determining the net asset value of Fund shares is summarized in the Funds' prospectus in "Determination of Net Asset Value." The public offering price of Class A shares is the net asset value of Fund shares plus the applicable front end sales charge, if any. The maximum front end sales charge is 4.99% of the net asset value. The public offering price of Class B and Class C shares is the net asset value of Fund shares. The portfolio securities in which a Fund invests fluctuate in value, and, therefore, the net asset value per share of a Fund also fluctuates.

     As of April 30, 1996, the net asset value per share of each Fund was calculated as follows:

Growth and Income Fund
         Class A
         NET ASSETS ($3,962,412                      =                 Net Asset Value Per Share ($11.24)
         -----------------------
         Shares Outstanding (352,525)

         Class B
         NET ASSETS ($11,144)                        =                 Net Asset Value Per Share ($11.21)
         --------------------
         Shares Outstanding (994)

Growth Stock Fund
         Class A
         NET ASSETS ($28,956,425)                    =                 Net Asset Value Per Share ($23.66)
         ------------------------
         Shares Outstanding (1,223,980)

         Class B
         NET ASSETS ($453,968)                       =                 Net Asset Value Per Share ($23.39)
         ---------------------
         Shares Outstanding (19,405)

         Class C
         NET ASSETS ($104,122)                       =                 Net Asset Value Per Share ($23.43)
         ---------------------
         Shares Outstanding (4,443)

International Equity Fund
         Class A
         NET ASSETS ($2,792,376)                     =                 Net Asset Value Per Share ($10.41)
         -----------------------
         Shares Outstanding (268,131)

         Class B
         NET ASSETS ($23,777)                        =                 Net Asset Value Per Share ($10.40)
         --------------------
         Shares Outstanding (2,287)

         Class C
         NET ASSETS ($29,327)                        =                 Net Asset Value Per Share ($10.29)
         --------------------
         Shares Outstanding (2,850)

Aggressive Growth Fund
         Class A
         NET ASSETS ($4,334,167)                     =                 Net Asset Value Per Share ($13.08)
         -----------------------
         Shares Outstanding (331,381)

         Class B
         NET ASSETS ($328.96)                        =                 Net Asset Value Per Share ($13.06)
         --------------------
         Shares Outstanding (25.189)

         Class C
         NET ASSETS ($149,857)                   =                     Net Asset Value Per Share ($12.88)
         ---------------------
         Shares Outstanding (11,633)

                             SPECIAL PURCHASE PLANS

     AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares may be purchased through a preauthorized automatic investment plan. Such preauthorized investments (at least $100) may be used to purchase shares of the Fund at the public offering price next determined after the Fund receives the investment (normally the 20th of each month, or the next business day thereafter). Further information is available from the Underwriter.

     COMBINED PURCHASE PRIVILEGE. The following persons (or groups of persons) may qualify for reductions from the front end sales charge ("FESC") schedule for Class A shares set forth in the Funds' Prospectus by combining purchases of any class of shares of any one or more of the Voyageur funds which bears a FESC (and, in certain circumstances purchases of FESC shares of certain other open-end investment companies) if the combined purchase of all such funds totals at least $50,000:

          (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act;

          (ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

          (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust) created pursuant to a plan qualified under
     Section 401 of the Code;

          (iv) tax-exempt organizations enumerated in Section 501(c)(3) of the Code;

          (v) employee benefit plans of a single employer or of affiliated employers;

          (vi) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administration, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

     CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION). A purchase of Class A shares may qualify for a Cumulative Quantity Discount. The applicable FESC will then be based on the total of:

          (i) the amount of the current purchase; and

          (ii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur funds which has a FESC owned by the investor; and

          (iii) the amount previously invested (valued at the time of investment) in shares of any class of one or more Voyageur funds which has a FESC owned by another shareholder eligible to participate with the investor in a "Combined Purchase Privilege" (see above).

     For example, if an investor owned shares worth $25,000 at the then current net asset value and purchased an additional $40,000 of shares, the sales charge for the $40,000 purchase would be at the rate applicable to a single $65,000 purchase.

     To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Fund with sufficient information to verify that the purchase qualifies for the privilege or discount.

     LETTER OF INTENTION. Investors may also obtain the reduced front end sales charges for Class A shares shown in the Prospectus by means of a written Letter of Intention, which expresses the investor's intention to invest at least $50,000 (including certain "credits," as described below) within a period of 13 months in any one or more of the Voyageur funds which has a FESC. Each purchase of shares under a Letter of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. A Letter of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Investors qualifying for the Combined Purchase Privilege described above may purchase shares under a single Letter of Intention.

     If, for example, on the date an investor signs a Letter of Intention to invest at least $50,000 as set forth above and the investor and the investor's spouse and children under age 21 have previously invested $30,000 in shares which are still held by such persons, it will only be necessary to invest a total of $20,000 during the 13 months following the first date of purchase of such shares in order to qualify for the sales charges, on the $20,000 purchase, applicable to investments of $50,000.

     The Letter of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intention and qualifies for further reduced sales charges, the sales charges will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases.

     Investors electing to take advantage of the Letter of Intention should carefully review the appropriate provisions on the authorization form attached to the Prospectus.

     Shares of other open-end investment companies bearing a FESC will be included with Voyageur fund shares bearing a FESC in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention only if such shares are owned by customers of dealers that Voyageur or the Underwriter has engaged to provide administration or accounting services to Fund omnibus accounts in connection with the offering of the Fund as part of such other investment companies' family of funds. Additionally, the maximum reduction of the Fund's FESC that may result from the inclusion of shares of such other investment companies in a Combined Purchase Privilege, Cumulative Quantity Discount or Letter of Intention shall be a reduction to the front-end sales charge applicable to purchases of $500,000 but less than $1,000,000 (as set forth in the sales charge table in the Prospectus).

OTHER INFORMATION

     CONVERSION OF CLASS B SHARES. In addition to information regarding conversion set forth in the prospectus, the conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Funds' dividends or distributions constituting "preferential dividends" under the Code and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion will not be available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

     SIGNATURE GUARANTY. In addition to information regarding redemption of shares and signature guaranty set forth in the Prospectus, a signature guaranty will be required when redemption proceeds: (1) exceed $50,000 (unless proceeds are being wired to a pre-authorized bank account, in which case a guarantee is not required), (2) are to be paid to someone other than the registered shareholder or (3) are to be mailed to an address other than the address of record or wired to an account other than the pre-authorized bank or brokerage account. On joint account redemptions of the type previously listed, each signature must be guaranteed. A signature guarantee may not be provided by a notary public. Please contact your investment executive for instructions as to what institutions constitute eligible signature guarantors.

     VALUATION OF PORTFOLIO SECURITIES. Generally, trading in certain securities such as tax-exempt securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the primary close of trading on the Exchange. The values of such securities used in determining the net asset value of Fund shares are computed as of such times. Occasionally events affecting the value of such securities may occur between such times and the primary close of trading on the Exchange which are not reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair market value as determined in good faith by Voyageur in accordance with procedures adopted by the Board.

     BANK PURCHASES. Banks, acting as agents for their customers and not for the Funds or the Underwriter, from time to time may purchase Fund shares for the accounts of such customers. Generally, the Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Should the activities of any bank, acting as agent for its customers in connection with the purchase of any Fund's shares, be deemed to violate the Glass-Steagall Act, management will take whatever action, if any, is appropriate in order to provide efficient services for the Funds. Management does not believe that a termination in the relationship with a bank would result in any material adverse consequences to the Funds. In addition, state securities laws on this issue may differ and banks and financial institutions may be required to register as dealers pursuant to state law. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

                         CALCULATION OF PERFORMANCE DATA

     AVERAGE ANNUAL TOTAL RETURN. Advertisements and other sales literature for a Fund may refer to "average annual total return." Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement ending April 30, 1996 that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:    P = a hypothetical initial payment of $1,000;
          T = average annual total return;
          n = number of years; and
        ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.


         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

                                                               AVERAGE ANNUAL TOTAL RETURN
                                                               ---------------------------
                                                                                        ABSENT VOLUNTARY
                                                                                         FEE WAIVERS AND
                                                         ACTUAL                       EXPENSE REIMBURSEMENT
                                                         ------                       ---------------------
                                        1         5       10     SINCE          1       5         10       SINCE
                                      YEAR      YEAR    YEAR     INCEPTION    YEAR     YEAR      YEAR      INCEPTION
                                      ----      ----    ----     ---------    ----     ----      ----      ---------
Growth and Income Fund
   Class A (Inception 9/7/95)           N/A       N/A      N/A       7.29%       N/A       N/A       N/A      6.62%
   Class B (Inception 12/28/95)         N/A       N/A      N/A       4.36%       N/A       N/A       N/A      0.98%
Growth Stock Fund
   Class A (Inception 8/1/85)        19.06%    11.75%   12.82%      15.06%    18.92%    11.55%    11.69%     14.85%
   Class B (Inception 9/8/95)           N/A       N/A      N/A      10.37%       N/A       N/A       N/A     10.33%
   Class C (Inception 10/21/95)         N/A       N/A      N/A       8.72%       N/A       N/A       N/A      8.72%
International Equity Fund
   Class A (Inception 5/16/94)        5.48%       N/A      N/A     (0.33)%     4.67%       N/A       N/A    (1.90%)
   Class B (Inception 1/16/96)          N/A       N/A      N/A       0.31%       N/A       N/A       N/A      0.01%
   Class C (Inception 5/20/94)        9.94%       N/A      N/A       1.53%     9.72%       N/A       N/A      0.92%
Aggressive Growth Fund
   Class A (Inception 5/16/94)       24.80%       N/A      N/A      14.26%    23.87%       N/A       N/A     13.26%
   Class B (Inception 4/16/96)          N/A       N/A      N/A       5.66%       N/A       N/A       N/A      5.66%
   Class C (Inception 5/20/94)       29.96%       N/A      N/A      16.27%    28.78%       N/A       N/A     15.21%

     CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement from inception date through April 30, 1996 that would equate the initial amount invested to the ending redeemable value, according to the following formula:

          CRT = (ERV-P)
                (-----) 100
                (  P  )

Where:    CTR = Cumulative total return;
          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and
          P = initial payment of $1,000.

                                                                CUMULATIVE TOTAL RETURN SINCE INCEPTION
                                                                ---------------------------------------
                                                                                          ABSENT VOLUNTARY FEE
                                                                                          WAIVERS AND EXPENSE
                                                              ACTUAL                       REIMBURSEMENTS
                                                              ------                       --------------
Growth and Income Fund
     Class A (Inception 9/7/95)                                  7.29%                          6.62%
     Class B (Inception 12/20/95)                                1.36%                          0.98%
Growth Stock Fund
     Class A (Inception 8/1/85)                                351.99%                        348.24%
     Class B (Inception 9/8/95)                                 10.37%                         10.33%
     Class C (Inception 10/21/95)                                8.72%                          8.72%
International Equity Fund
     Class A (Inception 5/16/94)                               (0.64)%                        (3.69%)
     Class B (Incpeiotn 1/16/96)                                 0.31%                          0.01%
     Class C (Inception 5/20/94)                                 3.00%                          1.80%
Aggressive Growth Fund
     Class A (Inception 5/16/94)                                29.79%                         27.64%
     Class B (Inception 4/16/96)                                 5.66%                          5.66%
     Class C (Inception 5/20/94)                                34.25%                         31.78%

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

                          MONTHLY CASH WITHDRAWAL PLAN

     Any investor who owns or buys shares of any Fund valued at $10,000 or more at the current offering price may open a Withdrawal Plan and have a designated sum of money paid monthly to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional shares of such Fund at net asset value. Shares in a Withdrawal Plan account are then redeemed at net asset value to make each withdrawal payment. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares (or to redemptions of Class A shares in connection with initial purchases of $1,000,000 or more which were not subject to a FESC). Redemptions for the purpose of withdrawal are made on the 25th of the month (or on the preceding business day if the 25th falls on a weekend or is a holiday) at that day's closing net asset value and checks are mailed on the next business day. Payments will be made to the registered shareholder. As withdrawal payments may include a return on principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of a Withdrawal Plan concurrently with purchases of additional Class A shares of a Fund normally be disadvantageous to the investor because of the FESC payable on such purchases. For this reason, an investor may not maintain a plan for the accumulation of Class A shares of a Fund (other than through reinvestment of distributions) and a Withdrawal Plan at the same time. The cost of administering the Withdrawal Plan is borne by each Fund as an expense of all shareholders. Each Fund or the Underwriter may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition of any penalty.

     Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Funds make no recommendations or representations in this regard.

                             ADDITIONAL INFORMATION

CUSTODIAN; COUNSEL; INDEPENDENT AUDITORS

     Norwest Bank Minnesota, N.A., Sixth Street & Marquette Avenue, Minneapolis, Minnesota 55479, acts as custodian of each Fund's assets and portfolio securities.

     Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, serves as Counsel for the Company.

     KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, serves as the Company's independent auditors.

LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director of the Company owes certain fiduciary duties to the Funds and to their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota corporations are authorized to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care". Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities law, or (iv) for any transaction from which the director derived an improper personal benefit. The Company's Articles of Incorporation limit the liability of it's directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the 1940 Act (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted thereunder.

SHAREHOLDER MEETINGS

     The Company is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Regular and special shareholder meetings are held only at such times and with such frequency as required by law. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of the Company. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the expense of the Company. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans.

ORGANIZATION AND CAPITALIZATION OF THE FUNDS

     Each Fund is a series of Voyageur Mutual Funds III, Inc. which was incorporated under the laws of the State of Minnesota in January 1985.

     Each Fund's fiscal year ends on April 30 of each year.


                                   APPENDIX A
                COMMON STOCK, CORPORATE BOND, PREFERRED STOCK AND
                            COMMERCIAL PAPER RATINGS

EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

     STANDARD  &  POORS  RATINGS  SERVICES.   The  investment  process  involves
assessment of various factors -- such as product and industry position, corporate resources and financial policy -- with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor's believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

     Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.

     Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.

     The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years -- a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.

     Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.

     The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:

A+    Highest             B+    Average               C    Lowest
A     High                B     Below Average         D    In Reorganization
A-    Above Average       B-    Lower

     NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.

     The  positions  as  determined  above may be modified in some  instances by
special  considerations,   such  as  natural  disasters,  massive  strikes,  and
non-recurring accounting adjustments.

     A ranking is not a forecast  of future  market  price  performance,  but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

COMMERCIAL PAPER RATINGS

     STANDARD & POOR'S RATINGS SERVICES. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

     MOODY'S  INVESTORS  SERVICE,  INC.  Moody's  commercial  paper  ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Prime-1  Superior   capacity  for   repayment  of   short-term   promissory
             obligations.
    Prime-2  Strong capacity for repayment of short-term promissory obligations.
    Prime-3  Acceptable   capacity  for  repayment  of  short-term   promissory
             obligations.

CORPORATE BOND RATINGS

     STANDARD & POOR'S RATINGS SERVICES. Its ratings for corporate bonds have the following definitions:

     INVESTMENT GRADE:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     SPECULATIVE GRADE:

     Debt rated "BB," "B," "CCC" and "CC" and "C" is regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     MOODY'S INVESTORS SERVICE, INC. Its ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING

     STANDARD& POOR'S RATINGS SERVICES. Its ratings for preferred stock have the following definitions:

     An issue rated "AAA" has the highest rating that may be assigned by Standard& Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     Preferred stock rate "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     A preferred stock rated "C" is a non-paying issue.

     A preferred stock rated "D" is a non-paying issue with the issuer in default on debt instruments.

     "NR"  indicates  that  no  rating  has  been   requested,   that  there  is
insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     MOODY'S INVESTORS SERVICE, INC. Its ratings for preferred stock include the following:

     An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     An issue which is rate "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     An issue which is rated "baa" is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

     An issue rated "c" is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS

STOCK INDEX FUTURES CONTRACTS

     To the extent described in the Prospectus and Statement of Additional Information, each Fund may purchase and sell stock index futures contracts, options thereon and options on stock indexes. Stock index futures contracts are commodity contracts listed on commodity exchanges. They presently include contracts on the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and such other broad stock market indexes as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index, as well as narrower "sub-indexes" such as the S&P 100 Energy Stock Index and the New York Stock Exchange Utilities Stock Index. A stock index assigns relative values to common stocks included in the index and the index fluctuates with the value of the common stocks so included. A futures contract is a legal agreement between a buyer or seller and the clearing house of a futures exchange in which the parties agree to make a cash settlement on a specified future date in an amount determined by the stock index on the last trading day of the contract. The amount is a specified dollar amount (usually $100 or $500) times the difference between the index value on the last trading day and the value on the day the contract was struck.

     For example, the S&P 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of S&P 500 Index futures contracts, the specified multiple is $500. Thus, if the value of the S&P 500 Index were 150, the value of one contract would be $75,000 (150 x $500). Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract with the settlement amount being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example (excluding any transaction costs), if a Fund enters into one futures contract to buy the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 154 on that future date, the Fund will gain $500 x (154-150) or $2,000. If a Fund enters into one futures contract to sell the S&P 500 Index at a specified future date at a contract value of 150 and the S&P 500 Index is at 152 on that future date, the Fund will lose $500 x (152-150) or $1,000.

     Unlike the purchase or sale of an equity security, no price would be paid or received by a Fund upon entering into stock index futures contracts. Upon entering into a contract, a Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills equal to a portion of the contract value. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

     Subsequent payments, called "variation margin," to and from the broker would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking to the market." For example, when a Fund enters into a contract in which it benefits from a rise in the value of an index and the price of the underlying stock index has risen, such Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying stock index declines, such Fund would be required to make a variation margin payment to the broker equal to the decline in value.

     Each Fund intends to use stock index futures contracts and related options for hedging and not for speculation. Hedging permits a Fund to gain rapid exposure to or protect itself from changes in the market. For example, a Fund may find itself with a high cash position at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues entail the lapse of time and the possibility of missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market and benefit from the beginning stages of a rally. The buying program can then proceed, and once it is completed (or as it proceeds), the contracts can be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by entering into stock index futures contracts to sell units of an index and individual stocks can be sold over a longer period under cover of the resulting short contract position.

     Each Fund may enter into contracts with respect to any stock index or sub-index. To hedge a Fund's portfolio successfully, however, such Fund must enter into contracts with respect to indexes or sub-indexes whose movements will have a significant correlation with movements in the prices of such Fund's portfolio securities.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS

     To the extent described in the Prospectus and Statement of Additional Information each Fund may purchase and sell put and call options on stock index futures contracts which are traded on a recognized exchange or board of trade as a hedge against changes in the market, and will enter into closing transactions with respect to such options to terminate existing positions. An option on a stock index futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to buy, and it obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the stock index futures contract on the expiration date. Each Fund will pay a premium for purchasing options on stock index futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund. In connection with the writing of options on stock index futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

     PURCHASE OF PUT OPTIONS ON FUTURES CONTRACTS. Each Fund will purchase put options on futures contracts if the Fund's investment adviser or sub-adviser anticipates a market decline. A put option on a stock index futures contract becomes more valuable as the market declines. By purchasing put options on stock index futures contracts at a time when a Fund's investment adviser or sub-adviser expects the market to decline, such Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

     PURCHASE OF CALL OPTIONS ON FUTURES CONTRACTS. A Fund will purchase call options on stock index futures contracts if the Fund's investment adviser anticipates a market rally. The purchase of a call option on a stock index futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. A call option on such a contract becomes more valuable as the market appreciates. A Fund will purchase a call option on a stock index futures contract to hedge against a market advance when the Fund is holding cash. A Fund can take advantage of the anticipated rise in the value of equity securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy portfolio securities.

     WRITING CALL OPTIONS ON FUTURES CONTRACTS. A Fund will write call options on stock index futures contracts if the Fund's investment adviser anticipates a market decline. As the market declines, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

     WRITING PUT OPTIONS ON FUTURES CONTRACTS. A Fund will write put options on stock index futures contracts if the Fund's investment adviser anticipates a market rally. As the market appreciates, a put option on a stock index futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to market appreciation and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by a Fund to buy portfolio securities when the market has stabilized.

     RISKS RELATING TO OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when a purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not result in a loss, such as when there is no movement in the underlying index.

     The writing of a put or call option on a futures contract involves risks similar to those relating to transactions in futures contracts as described in the Prospectus and Statement of Additional Information. By writing a call option, a Fund, in exchange for the receipt of a premium, becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Finally, a Fund's purchase or sale of put or call options on stock index futures contracts will be based upon predictions as to anticipated market trends by the Fund's investment adviser or sub-adviser, which could prove to be inaccurate. Even if the expectations of the Fund's investment adviser or sub-adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.